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                                                                    EXHIBIT 10.4

             INDEMNIFICATION AGREEMENT FOR OFFICERS AND DIRECTORS

Introduction
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     This Indemnification Agreement (this "Agreement") is made effective as of the _______ day of ___________, ____, (the "Effective Date") by and between Docent, Inc., a Delaware corporation (the "Company"), and ______________________ ("Indemnitee").

Background
----------

     A. The Company and Indemnitee recognize the increasing difficulty in obtaining directors' and officers' liability insurance, the significant increases in the cost of such insurance, and the general reductions in the coverage of such insurance.

     B. The Company and Indemnitee further recognize the substantial increase in corporate litigation in general, subjecting officers and directors to expensive litigation risks at the same time as the availability and coverage of liability insurance has been severely limited and is not currently available to the Company.

     C. Indemnitee does not regard the current protection avail-able as adequate under the present circumstances, and Indemnitee and other officers and directors of the Company may not be willing to continue to serve as officers and directors without additional protection.

     D. The Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve as officers and directors of the Company and to indemnify its officers and directors so as to provide them with the maximum protection permitted by law.

Agreement
---------

     Based upon the facts and premises contained in the above Background and in
                                                              ----------
consideration of the mutual promises below, the Company and Indemnitee hereby agree as follows:

     1.   Bylaw Indemnification and Expense Advancement.  The Company agrees to
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advance expenses to Indemnitee and indemnify Indemnitee to the fullest extent provided in the present Article XI of the Company's Bylaws, a copy of which is attached hereto as Exhibit A and, to the extent specified in Section 2 below, any subsequent amendments to the Company's Bylaws. For purposes of this Agreement, subsequent references to indemnification shall include the advancement of expenses.

     2.   Changes.  In the event of any change, after the date of this
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Agreement, in any applicable law, statute, or rule which expands the right of a
Delaware corporation to indemnify a member of its board of directors or an officer, such changes shall be automatically, without further action of the parties, within the purview of Indemnitee's rights and Company's obligations, under this Agreement. In the event of any change in any applicable law, statute or

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rule which narrows the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such changes, to the extent not other-wise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' right and obligations hereunder. In the event of an amendment to the Company's bylaws which expands the right of a Delaware corporation to indemnify a member of its board of directors or an officer, such change shall be automatically, without further action of the parties, within Indemnitee's rights and Company's obligations under this Agreement. In the event of any amendment to the Company's bylaws which narrows such right of a Delaware corporation to indemnify a member of its board of directors or an officer, such change shall only apply to the indemnification of the Indemnitee for acts committed, or lack of action, by Indemnitee after such amendment. The Company agrees to give Indemnitee prompt notice of amendments to the Company's bylaws which concern indemnification.

     3.   Nonexclusivity.  The indemnification provided by this Agreement shall
          --------------
not be deemed exclusive of any rights to which Indemnitee may be entitled under the Company's Certificate of Incorporation, its Bylaws, any agreement, any vote of share-holders or disinterested Directors, the Delaware General Corporation Law, or otherwise, both as to action in Indemnitee's official capacity and as to action in any other capacity while holding such office (an "Indemnified Capacity"). The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an Indemnified Capacity even though Indemnitee may have ceased to serve in an Indemnified Capacity at the time of any action, suit or other covered proceeding.

     4.   Notice and Procedure for Retaining Counsel to Defend Claim. Indemnitee
          ----------------------------------------------------------
shall give the Company prompt notice of any claim made against Indemnitee for which indemnification will or could be sought under this Agreement, shall tender sole control of the defense and settlement of such claim if the Company agrees to assume the defense of the claim, and shall give the Company such information and cooperation as the Company may reasonably request at the Company's expense. Upon receipt of such notice, the Company may, by responsive notice to Indemnitee, agree to assume the defense of such claim with counsel chosen by the Company, with such selection to be subject to the Indemnitee's approval which shall not be unreasonably withheld or delayed. The Indemnitee may participate in the defense of such claim with counsel of Indemnitee's choice. However, so long as the Company so retains counsel, the Company shall not be liable to Indemnitee under this Agreement for any fees of counsel subsequently incurred by Indemnitee with respect to such claim unless (a) the Company authorizes such fees, (b) Indemnitee shall have reasonably concluded and notified the Company that there may be a conflict of interest between the Company and Indemnitee in the conduct of the defense of such claim, or (c) the Company ceases to employ such counsel.

     5.   Partial Indemnification.  If Indemnitee is entitled under any
          -----------------------
provision of this Agreement to indemnification by the Company for some or a portion of the expenses, judgment, fines or penalties actually or reasonably incurred by him in the investigation, defense, appeal or settlement of any civil or criminal action, suit or proceeding, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such expenses, judgments, fines or penalties to which Indemnitee is entitled.

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     6.   Mutual Acknowledgement.  Both the Company and Indemnitee acknowledge
          ----------------------
that in certain instances, Federal law or public policy may override applicable state law and prohibit the Company from indemnifying its directors and officers under this Agreement or otherwise. For example, the Company and Indemnitee acknowledge that the Securities and Exchange Commission (the "SEC") has taken the position that indemnification is not permissible for liabilities arising under certain federal securities laws, and federal legislation prohibits indemnification for certain ERISA violations. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the SEC to submit questions of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.

     7.   Severability.  Nothing in this Agreement is intended to require or
          ------------
shall be construed as requiring the Company to do or fail to do any act in violation of applicable law. The Company's inability, pursuant to court order, to perform its obligations under this Agreement shall not constitute a breach of the Agreement. If the application of any provision or provisions of the Agreement to any particular facts or circumstances shall be held to be invalid or unenforceable by any court of competent jurisdiction, then (i) the validity and enforceability of such provision or provisions as applied to any other particular facts or circumstances and the validity of other provisions of this Agreement shall not in any way be affected or impaired thereby and (ii) such provision(s) shall be reformed without further action by the parties to make such provision(s) valid and enforceable when applied to such facts and circumstances with a view toward requiring Company to indemnify Indemnitee to the fullest extent permissible by law.

     8.   Exceptions.  Any other provision herein to the contrary
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notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement:

          (a)  Claims Initiated by Indemnitee.  To indemnify or advance expenses
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to Indemnitee with respect to proceedings or claims (except counter-claims or cross claims) initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to proceedings brought to establish or enforce a right to indemnification under this Agreement or any other statute or law or otherwise as required by the Delaware General Corporation Law, but such indemnification or advancement of expenses may be provided by the Company in specific cases if the Board of Directors finds it to be appropriate;

          (b)  Lack of Good Faith.  To indemnify Indemnitee for any expenses
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incurred by Indemnitee with respect to any proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by Indemnitee in such proceeding was not made in good faith or was frivolous;

          (c)  Insured Claims.  To indemnify Indemnitee for expenses or
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liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to Indemnitee by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Company; or

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          (d)  Claims under Section 16(b).  To indemnify Indemnitee for expenses
               --------------------------
or the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

     9.   Counterparts and Facsimile.  This Agreement may be executed in one or
          --------------------------
more counterparts, each of which shall constitute an original, or by facsimile.

     10.  Successors and Assigns.  This Agreement shall be binding upon the
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Company and its successors and assigns, and shall inure to the benefit of
Indemnitee and Indemnitee's estate, heirs, and legal representatives and permitted assigns. Indemnitee may not assign this Agreement without the prior written consent of the Company.

     11.  Attorneys' Fees.  In the event that any action is instituted by
          ---------------
Indemnitee under this Agreement to enforce or interpret any of the terms hereof, Indemnitee shall be entitled to be paid all court costs and expenses, including reasonable attorneys' fees, incurred by Indemnitee with respect to such action, unless as a part of such action, the court of competent jurisdiction determines that each of the material assertions made by Indemnitee as a basis for such action were not made in good faith or were frivolous. In the event of an action instituted by or in the name of the Company under this Agreement or to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be paid all court costs and expenses, including attorneys' fees, incurred by Indemnitee in defense of such action (including with respect to Indemnitee's counterclaims and cross-claims made in such action), unless as a part of such action the court determines that each of Indemnitee's material defenses to such action were made in bad faith or were frivolous.

     12.  Notice.  All notices, requests, demands and other communications under
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this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and receipted for by the party addressee, on the date of such receipt, or (ii) if mailed by certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown under Authorized Signatures at the end of this
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Agreement, or as subsequently modified by written notice.

     13.  Paragraph Headings.  The paragraph and subparagraph headings in this
          ------------------
Agreement are solely for convenience and shall not be considered in its interpretation.

     14.  Waiver.  A waiver by either party of any term or condition of the
          ------
Agreement or of any breach of such term or condition, in any one instance, shall not be deemed or construed to be a waiver of such term or condition or of any subsequent breach of such term or condition.

     15.  Entire Agreement; Amendment.  This Agreement contains the entire
          ---------------------------
integrated agreement and understanding between the parties concerning its subject matter and supersedes all prior negotiations, representations or agreements, whether written or oral, except for the Company's Certificate of Incorporation and Bylaws. This Agreement may be amended only by a written instrument signed by a duly authorized officer of Company or by Indemnitee.

     16.  Choice of Law and Forum.  Except for that body of law governing choice
          -----------------------
of law, this Agreement shall be governed by, and construed in accordance with, internal laws of the

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State of Delaware which govern transactions between Delaware residents. The parties agree that any suit or proceeding in connection with, arising out of or relating to this Agreement shall be instituted only in a Delaware Court of Chancery, and the parties, for the purpose of any such suit or proceeding, irrevocably agree and submit to the personal and subject matter jurisdiction and venue of any such court in any such suit or proceeding and agree that service of process may be effected in the same manner notice is given pursuant to Section 12 above.

     17.  Consideration.  Part of the consideration the Company is receiving
          -------------
from Indemnitee to enter into this Agreement is Indemnitee's agreement to serve or to continue to serve, as applicable, for the present as a director and/or officer of the Company. Nothing in this Agreement shall preclude the Indemnitee from resigning as an officer and/or director of the Company nor the Company, by action of its shareholders, board of directors, or officers, as the case may be, from terminating the Indemnitee's services as an officer, director, and/or employee, as the case may be, with or without cause.


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Authorized Signatures
---------------------

     In order to bind the parties to this Indemnification Agreement, their duly authorized representatives have signed their names below on the dates indicated.

                                       Docent, Inc.


                                       By_______________________________________

                                       _________________________________________
                                              Printed Name and Title

                                       2444 Charleston Road
                                       -----------------------------------------

                                       Mountain View, CA  94043
                                       -----------------------------------------
                                                     (address)

                                       Date Executed:___________________________



AGREED TO AND ACCEPTED:

INDEMNITEE:



__________________________________
            Signature

__________________________________
           Printed Name

__________________________________

__________________________________
           (address)

Date Executed:____________________

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